                                   EXHIBIT 21


     A table of the subsidiaries of the Company, as of March 1, 1994, is set forth below, indicating as to each the state or the jurisdiction of incorporation or organization ("org.") and the names under which such subsidiaries do business ("d/b/a"). Subsidiaries not included in the table are inactive and, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.



Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
1st Cablevision, Inc.
816 Enterprises                                                                   OK
Alabama T.V. Cable, Inc.                                                          AL
American Cable of Redlands Joint Venture                                          CO
American Cable TV Investors 2                                                     CA
American Cable TV Investors 3                                                     CA
American Cable TV Investors 4, Ltd.                                               CO                Sun Cablevision
American Cable TV Investors 5, Ltd.                                               CO                American Cable TV of Lower
                                                                                                      Delaware
                                                                                                    American Cable TV of St. Mary's
                                                                                                      County
American Heritage Cablevision, Inc.                                               IA
American Microwave & Communications, Inc.                                         MI
American Mobile Systems Incorporated                                              DE
American Movie Classics Investment, Inc.                                          CO
American TeleVenture Corporation                                                  CO
American Televenture of Minersville, Inc.                                         CO
American Televenture of Utah, Inc.                                                UT
American Televenture West, Inc.                                                   CO
American Televenture, Inc.                                                        UT                TCI of Colorado, Inc.
Ames Cablevision, Inc.                                                            IA                TCI of Central Iowa
Andover Cablevision Ltd.                                                          UK
Anfel-Kabelkom Kabelcommunikacios KFT                                             HUNGARY
Antares Satellite Corporation                                                     CO
ARP Partnership                                                                   DE
Asia Business News PTE Limited                                                    SINGAPORE
Athena Cablevision Corporation of Knoxville                                       TN

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
Athena Cablevision of Tennessee and Kentucky, Inc.                                TN
Athena Realty, Inc.                                                               NV
Atlantic American Cablevision of Florida, Inc.                                    FL                TCI Cablevision of Pasco County
Atlantic American Cablevision, Inc.                                               DE
Atlantic American Holdings, Inc.                                                  FL
Atlantic Cablevision of Florida, Inc.                                             FL
Avon Cable Investments Limited                                                    UK
Avon Cable Joint Venture                                                          UK
Avon Cable Limited Partnership                                                    CO
Baton Rouge Cablevision Associates, L.P.                                          CO
Bay Cable Advertising/Bay Area Interconnect                                       CA
Beamlink Limited                                                                  UK
Beatrice Cable TV Company                                                         NE                TCI Cable of Beatrice
Bellevue Cable Television Limited Partnership                                     NE                TCI Cable of the Midlands
Bellevue Cable Television Operators, Inc.                                         NE                Bellevue Cable Television
                                                                                                      Company;
                                                                                                    TCI Cable of the Midlands
Bellevue Cablevision, Inc.                                                        DE
Billings Tele-Communications, Inc.                                                OR
Birmingham Cable Corporation Limited                                              UK
Birmingham Cable Limited                                                          UK
Bitteroot Cable TV, Inc.                                                          UT                TCI of Colorado, Inc.
Bob Magness, Inc.                                                                 WY
Bravo Classic Movies Limited                                                      UK
Brenmor Cable Partners, L.P.                                                      CA
Bresnan Communications Company Limited Partnership                                MI
Brigand Pictures, Inc.                                                            NY
Brookhaven Cable TV, Inc.                                                         NY                TCI Cable of Brookhaven
Brookings Cablevision                                                             CO
Brookside Antenna Company                                                         OH
C3W Ltd.                                                                          UK
C3W (Management) Ltd.                                                             UK
C3WW Ltd.                                                                         UK
Cable Accounting, Inc.                                                            CO
Cable AdNet of Puerto Rico, Inc.                                                  CO                Cable AdNet
Cable AdNet Partners                                                              DE                Cable AdNet

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
                                                                                                    Hudson Valley Cable Cable Group
Cable Alarms Ltd.                                                                 UK
Cable Camden Limited                                                              UK
Cable Educational Network, Inc.                                                   MD                The Discovery Channel
Cable Enfield Limited                                                             UK
Cable Guide Limited                                                               UK
Cable Hackney and Islington Limited                                               UK
Cable Haringey Limited                                                            UK
Cable London PLC                                                                  UK
Cable Network Television, Inc.                                                    NV
Cable North (Forth District) Ltd.                                                 UK
Cable Programme Partners-1 Limited Partnership                                    DE
Cable Programme Partners (1) Ltd.                                                 UK
Cable Shopping Investment, Inc.                                                   CO
Cable Soft Network Corporation                                                    JAPAN
Cable Telecom Ltd.                                                                UK
Cable Television Advertising Group, Inc.                                          WY
Cable Television of Gary, Inc.                                                    IN
Cablephone Ltd.                                                                   UK
Cabletime, Inc.                                                                   CO
Cablevision Associates of Gary Joint Venture                                      IN
Cablevision IV, Ltd.                                                              IA
Cablevision of Arcadia/Sierra Madre, Inc.                                         DE
Cablevision of Baton Rouge, Ltd.                                                  CO                United Artists Cable of Baton
                                                                                                      Rouge
Cablevision V, Inc.                                                               IA
Cablevision VI, Inc.                                                              IA                TCI of the Heartlands
                                                                                                    TCI Cablevision of the Rockies,
                                                                                                      Inc.
Cablevision VII, Inc.                                                             IA                TCI Cablevision of the Rockies,
                                                                                                      Inc.
                                                                                                    TCI of Eastern Iowa
                                                                                                    TCI of the Heartlands
Caguas/Humacao Cable Systems                                                      CT
Capital City Cablevision Limited                                                  UK
Carver-Scott County Cable, Inc.                                                   CA
CAT Partnership                                                                   DE
CATV Facility Co., Inc.                                                           CO

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
Century 21 Cable Communitaions Ltd.                                               UK
Channel 64 Acquisition, Inc.                                                      DE
Channel 64 Joint Venture                                                          OH
Chicago Cable Network Joint Venture                                               IL
Cincinnati Television Incorporated                                                DE
Clinton Cablevision                                                               IA
Clinton TV Cable Company, Inc.                                                    IA
Colorado Cablevision Company                                                      CO                TCI of Colorado, Inc.
Colorado Terrace Tower II Corporation                                             CO
Comment Cablevision Tyneside Limited                                              UK
Communication Capital Corp.                                                       DE                Colorado Communications Capital
                                                                                                      Corp.
Communications & Cable of Chicago, Inc.                                           IL                Chicago Cable TV
Communications Services, Inc.                                                     KS                TCI Cablevision of Central Texas
                                                                                                    TCI Cablevision of East Oklahoma
                                                                                                    TCI Cablevision of North Texas
                                                                                                    TCI Cablevision of Northeast
                                                                                                      Texas
                                                                                                    TCI Cablevision of Oklahoma
                                                                                                      (CSI), Inc.
                                                                                                    TCI Cablevision of Texas (CSI),
                                                                                                      Inc.
                                                                                                    TCI Communications Services,
                                                                                                      Inc.
                                                                                                    TCI of Arkansas
                                                                                                    TCI of Arkansas (CSI), Inc.
                                                                                                    TCI of Kansas (CSI), Inc.
                                                                                                    TCI of Louisiana
                                                                                                    TCI of Louisiana (CSI), Inc.
Community Cable Television                                                        WY                TCI Cablevision of Southwest
                                                                                                      Texas
                                                                                                    TCI Cablevision of West Oakland
                                                                                                      County
Community Realty, Inc.                                                            NV                Nevada Community Realty, Inc.
Community Television Systems, Inc.                                                DE                TCI Cablevision of South Central
                                                                                                      Connecticut
Consumer Entertainment Services, Inc.                                             WY
Cork Communications Ltd.                                                          IRELAND
Corsair Pictures, Inc.                                                            DE                Brigand Pictures, Inc.
Cotswold Cable Joint Venture                                                      UK
Cotswold Cable Limited Partnership                                                CO
Croydon Cable Venture                                                             UK
Crystal Palace Radio Limited                                                      UK

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
Crystalvision Productions Limited                                                 UK
Culross Investments Ltd.                                                          IRELAND
Custom Cableventure of Colorado, Inc.                                             CO
DD Cable Holdings, Inc.                                                           CA
DD Cable Partners, L.P.                                                           CA
Daniels & Associates, Inc.                                                        DE
Daniels Baton Rouge Ventures, Inc.                                                CO
Daniels Cablevision of Baker/Zachary, Inc.                                        DE                TCI of Louisiana
Daniels Cablevision of Leesville, Inc.                                            DE
Daniels Cablevision of St. Bernard, Inc.                                          LA                TCI of Louisiana
Daniels Communications Partners Limited Partnership                               DE
Daniels-Hauser Holdings                                                           CO
Daniels Private Ventures, Inc.                                                    CO
Daniels Ventures Five, Inc.                                                       CO
Daniels Ventures Four, Inc.                                                       CO
Daniels Ventures, Inc.                                                            CO
Daniels Woodlands Ventures, Inc.                                                  CO
Davis County Cablevision, Inc.                                                    UT
DCP-85, Ltd.                                                                      CO
Digital Direct, Inc.                                                              CO                TCI Telephony, Inc.
Digital Direct of Chicago, Inc.                                                   IL
Digital Direct of Dallas, Inc.                                                    TX
Digital Direct of Pittsburgh, Inc.                                                PA                Penn Access Corporation
Digital Direct of Seattle, Inc.                                                   WA
Direct Broadcast Satellite Services, Inc.                                         DE
Discovery Communications, Inc.                                                    MD
Discovery Programming Investment, Inc.                                            CO
Discovery (UK) Limited                                                            UK
District Cablevision Limited Partnership                                          DC
Dundee Cable and Satellite Ltd.                                                   UK
East Arkansas Cablevision, Inc.                                                   AR                TCI of Arkansas
East Arkansas Investments, Inc.                                                   CO
Eastex Microwave, Inc.                                                            TX
East/West Uplink Partnership                                                      CO
ECP Holdings, Inc.                                                                OK

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
Edinburgh Cable Limited Partnership                                               CO
Edinburgh Cablevision Ltd.
Elbert County Cable Partners, L.P.                                                CO                TCI of Colorado, Inc.
Estuaries Cable Limited Partnership                                               CO
European Business Network Ltd.                                                    UK
Execulines of the Northwest, Inc.                                                 WA                ENWI
FAB Communications, Inc.                                                          OK
Fleximedia Ltd.                                                                   UK
Flexodrilling (Holdings) Ltd.                                                     UK
Flextech Children's Channel Ltd.                                                  UK
Flextech Communications Limited                                                   UK
Flextech Distribution Ltd.                                                        UK
Flextech IVS Ltd.                                                                 UK
Flextech Media Holdings Ltd.                                                      UK
Flextech-Flexinvest Ltd.                                                          UK
Flextech (1992) plc                                                               UK
Flextech plc                                                                      UK
Foothills Cablevision Associates, L.P.                                            CO
Foothills Cablevision, Ltd.                                                       CO
Four Flags Cable TV                                                               MI
Four Flags Cablevision                                                            MI
General Communications and Entertainment Company, Inc.                            DE
Gill Bay Interconnect, Inc.                                                       CA
Greater Birmingham Interconnect                                                   AL
Greater Portland Interconnect                                                     OR
Hadjukabelkom Kabeltelvizio KFT                                                   HUNGARY
Halcyon Communications Partners                                                   OK
Halcyon Communications Limited Partnership                                        OK
Harbor Communications Joint Venture                                               WA
Hawkeye Communications of Clinton, Inc.                                           IA
Heritage Cable Partners, Inc.                                                     IA
Heritage Cablevision Associates, A Limited Partnership                            IA                Indiana Cable Advertising
                                                                                                    TCI of Bedford
                                                                                                    TCI of Michiana
Heritage Cablevision, Inc.                                                        IA                TCI of Central Iowa

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
                                                                                                    TCI of Eastern Iowa
                                                                                                    TCI of Northern Iowa
                                                                                                    TCI of Southern Iowa
                                                                                                    TCI of the Heartlands
Heritage Cablevision, Inc.                                                        TX
Heritage Cablevision of California, Inc.                                          DE                TCI Cablevision of San Jose
Heritage Cablevision of Colorado, Inc.                                            CO                TCI Cablevision of Southern
                                                                                                      Colorado, Inc.
Heritage Cablevision of Dallas, Inc.                                              IA
Heritage Cablevision of Delaware, Inc.                                            DE                TCI Cablevision of New Castle
                                                                                                      County
Heritage Cablevision of Maine II, Inc.                                            ME
Heritage Cablevision of Massachusetts, Inc.                                       MA                TCI Cablevision of Andover
Heritage Cablevision of South East Massachusetts, Inc.                            MA
Heritage Cablevision of Tennessee, Inc.                                           TN                TCI of Colorado, Inc.
Heritage Cablevision of Texas, Inc.                                               IA                TCI Cablevision of South Texas
Heritage CableVue, Inc.                                                           DE                TCI Cablevision of New England
Heritage Communications, Inc.                                                     IA
Heritage Communications Products Corp.                                            IA
Heritage/Indiana Cablevision, Inc.                                                IA
Heritage Investments, Inc.                                                        IA
Heritage ROC Holdings Corp.                                                       IA
Hieronymous Limited                                                               UK
Hillcrest Cablevision Company                                                     OH
HIT Entertainment plc                                                             UK
HKP Partners of New Zealand, Limited                                              NZ
Home Sports Network, Inc.                                                         CO
Horizon Communications Ltd.                                                       IRELAND
Horizon T.V. Distribution Ltd.                                                    IRELAND
Independence Cable TV Company                                                     MI                TCI Cablevision of Oakland
                                                                                                      County, Inc.
Independent Wireless Cable Ltd.                                                   IRELAND
Interactive Network, Inc.                                                         CA
Intermedia Capital Partners III, L.P.                                             CA
Intermedia Partners                                                               CA
Intermedia Partners II, L.P.                                                      CA
Intermedia Partners III, L.P.                                                     CA
Intermedia Partners V, L.P.                                                       CA

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
Intermedia Partners of Carolina, L.P.                                             CA
Intermedia Partners of Maryland, L.P.                                             CA
Intermedia Partners of West Tennessee, L.P.                                       CA
International Cablecasting Technologies Eurpoe N.V.                               NETHERLANDS
International Telemeter Corporation                                               NV
Ionian Communications, L.P.                                                       DE
IR-Daniels Partners II                                                            CA
IR-Daniels Partners III                                                           CA
IR-Daniels Partners IV, L.P.                                                      CO
IR-Daniels Partners V, L.P.                                                       CO
IVS Cable Holdings Ltd.                                                           UK
IVS Cable Services Ltd.                                                           UK
Jersey Cable Ltd.                                                                 UK
Kabelkom-Dunaujvaros Kabelcommunikacios KFT                                       HUNGARY
Kabelkom-Szged Kabelcommunikacios KFT                                             HUNGARY
Kabelkom-Veszprem Kabelcommunikacios KFT                                          HUNGARY
Kabelcom Holding Co.                                                              DE
Kabelcom Kabeltelevizio KFT                                                       HUNGARY
Kabelcom Management Co.                                                           DE
Kabelkom Nyireghyaza Kabelcommunikacios KFT                                       HUNGARY
Kabelkom Szekesfehervar Kabelcommunikacios KFT                                    HUNGARY
Kanal 2 A/S                                                                       NORWAY
Kauai Cablevision                                                                 HI
Kenniv Securities                                                                 IRELAND
KFT                                                                               HUNGARY
Kids Are People Too
Kingdom Cablevision Ltd.                                                          UK
Knox Cable T.V., Inc.                                                             TN
KTMA-TV, Inc.                                                                     TX
LaSalle Telecommunications, Inc.                                                  IL                Chicago Cable TV-IV
L-TCI Associates                                                                  DE
Lawrence County Cable Partners                                                    CO
Liberty Broadcasting, Inc.                                                        OR
Liberty of Northern Indiana, Inc.                                                 DE
Liberty-CSI, Inc.                                                                 CO

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
London Interconnect Ltd.                                                          UK
London South Cable Partnership                                                    CO
LVO Cable Properties, Inc.                                                        OK
LVOC Management, Inc.                                                             OK
Materials Handling Services, Inc.                                                 CO                Western Communications Materials
                                                                                                      Handling Services, Inc.
MCNS Holdings, L.P.                                                               NY
Melita Cable Holdings Ltd.                                                        MALTA
Melita Partnership                                                                CO
Melita Cable TV Ltd.                                                              MALTA
Metro Network Ltd.                                                                UK
Metro Network (Hounslow) Ltd.                                                     UK
Metro Network (Hillingdon) Ltd.                                                   UK
Miami Tele-Communications, Inc.                                                   FL
Microband United Corporation                                                      DE
Micro-Relay, Inc.                                                                 MD
Microwave Distribution Systems Ltd.                                               IRELAND
Mile Hi Cable Partners, L.P.                                                      CO
Middlesex Cable Limited                                                           UK
Mid-Kansas, Inc.                                                                  KS
Mississippi Cablevision, Inc.                                                     MS                TCI of North Mississippi
Moonlight Bowl, Inc.                                                              CA
Mountain Cable Network, Inc.                                                      NV                Mountain Cable Advertising
Mountain States General Partner Co.                                               CO
Mountain States Limited Partner Co.                                               CO
Mountain States Video                                                             CO                TCI of Colorado, Inc.
Mountain States Video Communications Co., Inc.                                    CO                TCI of Colorado, Inc.
Mountain States Video, Inc.                                                       CO                TCI of Colorado, Inc.
MSV Subsidiary, Inc.                                                              CO
MT Venture I                                                                      TX
Muskegon Cable TV Co.                                                             MI                TCI Cablevision of Greater
                                                                                                      Michigan, Inc.
Narragansett Cablevision Corporation                                              RI                Heritage Cablevision of
                                                                                                      Narragansett
National Cable Acquisition Associates, L.P.                                       DE
Netlink International, Inc.                                                       CO
Netlink USA                                                                       CO
Network 21 Ltd.                                                                   UK

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
Newport News Cablevision Associates, L.P.                                         CO
Newport News Cablevision, Ltd.                                                    CO                United Artists Cablevision of
                                                                                                      Newport News
NHT Parntership                                                                   NY
NorKabel A/S                                                                      NORWAY
NorKabel Groupen A/S                                                              NORWAY
North London Channel Ltd.                                                         UK
Northern Video,Inc.                                                               MN                TCI of Central Minnesota
Northwest Cable Advertising                                                       NY
Northwest Illinois Cable Corporation                                              DE
Northwest Illinois TV Cable Co.                                                   DE                TCI Cablevision of
                                                                                                      Galesburg/Monmouth
Northwest Illinois TV Cable Company                                               IL                TCI Cablevision of
                                                                                                      Galesburg/Monmouth
Northwest Network Communications, Inc.                                            NV
Ohio Cablevision Network, Inc.                                                    IA                TCI Cablevision of Northwestern
                                                                                                      Ohio
Oslo Kabelanlagg A/S                                                              NORWAY
Ottumwa Cablevision, Inc.                                                         IA                TCI of Southern Iowa
Oxford Cable Services Ltd.                                                        UK
Pacific Microwave Joint Venture                                                   CA
Perth Cable Television Ltd.                                                       UK
Pesci Kabeltelevizio KFT                                                          HUNGARY
Pittsburg Cable TV, Inc.                                                          KS                TCI of Pittsburg
Preview Magazine Corporation                                                      NY
Prime Time Tonight, Inc.                                                          DE
Primestar Partners L.P.                                                           DE
Princes Holdings Ltd.                                                             IRELAND
Public Cable Company                                                              ME
QE+ Ltd.                                                                          CO
QVC Investment, Inc.                                                              CO
QVC Network, Inc.                                                                 DE
Reiss Media Enterprises, Inc.                                                     DE
Republic Pictures TV                                                              DE
Robert Fulk, Ltd.                                                                 DE
Robin Cable Systems, L.P.                                                         CA
Robin Cable Systems II, L.P.                                                      CA
Robin Cable Systems II, Inc.                                                      NV
Robin Cable Systems of Tucson, L.P.                                               AZ

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
Robin Media Group, Inc.                                                           NV
Rocky Mountain Leonard vs. Hearns II, Joint Venture                               CO
Rocky Mountain Prime Sports Network                                               CO
Rocky Mountain Sports and Lifestyle Channel, Inc.                                 DE
RTV Associates, L.P.                                                              DE
S/D Cable Partners, Ltd.                                                          CO                TCI Cablevision of Princeton,
                                                                                                      L.P.
                                                                                                    TCI Cablevision of Rock Falls,
                                                                                                      L.P.
Saguaro Cable Television Investors Limited Partnership                            CO
San Leandro Cable Television, Inc.                                                CA                TCI Cablevision of Hayward
Santa Fe Cablevision Co.                                                          NM
Santa Fe Cablevision Company                                                      NM                TCI Cablevision of Santa Fe
Satellite Services of Puerto Rico, Inc.                                           DE
Satellite Services, Inc.                                                          DE
SCC Programs, Inc.                                                                IL
SCD Invest AB                                                                     SWEDEN
Scotcable (Cumbernauld) Ltd.                                                      UK
Scotcable (Dumbarton) Ltd.                                                        UK
Scotcable (Motherwell) Ltd.                                                       UK
Semaphore Partners                                                                CO
Silver Spur Land and Cattle Co.                                                   WY                Silver Spur Ranch
Sky Network Television, Limited                                                   NZ
Sonic Communications San Luis Obispo and Santa Cruz                               CA
Sonic Partners, L.P.                                                              CA
South Chicago Cable, Inc.                                                         IL                Chicago Cable TV-V
South Florida Cable Advertising                                                   FL
Southeast Cable Ltd.                                                              UK
Southwest Cablevision Associates, L.P.                                            CO
Southwest Cablevision, Ltd.                                                       CO
Southwest Washington Cable, Inc.                                                  WA
SSI 2, Inc.                                                                       NV
Stafford Communications Ltd.                                                      UK
Starstream Limited                                                                UK
St. Louis Tele-Communications, Inc.                                               MO                TCI Cablevision of St. Louis
SVHH Cable Acquisitions, L.P.                                                     DE
Sweden Cable & Dish AB                                                            SWEDEN

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
Syracuse Hilton Head Holdings, L.P.                                               DE
Tampa Bay Interconnect                                                            FL
Tayside Cable Systems Ltd.                                                        UK
TCG Chicago                                                                       NY
TCG Connecticut                                                                   NY
TCG Dallas                                                                        NY
TCG Detroit                                                                       NY
TCG Illinois                                                                      NY
TCG Partners                                                                      NY
TCG South Florida                                                                 NY
TCI Cable Education, Inc.                                                         CO
TCI Cable Management Corporation                                                  CO
TCI Cable Programme Partners, Inc.                                                CO
TCI Cablevision of Alabama, Inc.                                                  AL
TCI Cablevision of Arizona, Inc.                                                  AZ
TCI Cablevision of California, Inc.                                               CA
TCI Cablevision of Colorado, Inc.                                                 CO                TCI of Colorado, Inc.
TCI Cablevision of Dallas, Inc.                                                   TX
TCI Cablevision of Florida, Inc.                                                  FL                TCI of Colorado, Inc.
TCI Cablevision of Georgia, Inc.                                                  GA
TCI Cablevision of Great Falls, Inc.                                              DE
TCI Cablevision of Idaho, Inc.                                                    ID
TCI Cablevision of Kentucky, Inc.                                                 KY                Indiana Cable Advertising
TCI Cablevision of Kiowa, Inc.                                                    CO
TCI Cablevision of Maryland, Inc.                                                 MD
TCI Cablevision of Massachusetts, Inc.                                            MA
TCI Cablevision of Michigan, Inc.                                                 MI                Michigan Cable Advertising
TCI Cablevision of Minnesota, Inc.                                                MN                TCI of Minnesota
TCI Cablevision of Missouri, Inc.                                                 MO
TCI Cablevision of Montana, Inc.                                                  MT
TCI Cablevision of Nebraska, Inc.                                                 NE
TCI Cablevision of Nevada, Inc.                                                   NV
TCI Cablevision of New Hampshire, Inc.                                            NH
TCI Cablevision of New Mexico, Inc.                                               NM
TCI Cablevision of North Carolina, Inc.                                           NC

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
TCI Cablevision of North Central Kentucky, Inc.                                   KY
TCI Cablevision of Ohio, Inc.                                                     OH                Northeast Television Advertising
TCI Cablevision of Okanogan Valley, Inc.                                          WA
TCI Cablevision of Oklahoma, Inc.                                                 OK
TCI Cablevision of Oregon, Inc.                                                   OR
TCI Cablevision of Pasco County                                                   FL
TCI Cablevision of Pinellas County, Inc.                                          FL
TCI Cablevision of Puerto Rico, Inc.                                              DE
TCI Cablevision of South Dakota, Inc.                                             SD
TCI Cablevision of Southwest Washington, Inc.                                     WA
TCI Cablevision of Texas, Inc.                                                    TX
TCI Cablevision of Twin Cities, Inc.                                              WA
TCI Cablevision of Utah, Inc.                                                     UT
TCI Cablevision of Vermont, Inc.                                                  DE
TCI Cablevision of Washington, Inc.                                               WA                PACCOM
TCI Cablevision of Wisconsin, Inc.                                                WI
TCI Cablevision of Wyoming, Inc.                                                  WY
TCI Cablevision of Yakima Valley, Inc.                                            WA
TCI Cablevision of Yakima, Inc.                                                   WA
TCI Central, Inc.                                                                 DE
TCI CablePCS, Inc.                                                                CO
TCI CablePhone, Inc.                                                              CO
TCI Development Corporation                                                       CO
TCI East, Inc.                                                                    DE
TCI Fleet Services, Inc.                                                          CO
TCI Great Lakes, Inc.                                                             DE
TCI Holdings, Inc.                                                                CO
TCI Holdings II, Inc.                                                             CO
TCI Investments, Inc.                                                             CO
TCI IP, Inc.                                                                      DE
TCI K-1, Inc.                                                                     CO
TCI Liberty, Inc.                                                                 DE
TCI Mergerco, Inc.                                                                DE
TCI Microwave, Inc.                                                               DE

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
TCI News, Inc.                                                                    CO
TCI North Central, Inc.                                                           DE
TCI Northeast, Inc.                                                               DE
TCI of Arkansas, Inc.                                                             AR
TCI of Auburn, Inc.                                                               DE
TCI of Connecticut, Inc.                                                          CT
TCI of D.C., Inc.                                                                 DC
TCI of Delaware, Inc.                                                             DE
TCI of Greensburg                                                                 CO
TCI of Illinois, Inc.                                                             IL                Chicago Cable Advertising
                                                                                                    Illinois Cable Advertising
                                                                                                    TCI Cablevision of Dubuque, Inc.
TCI of Indiana, Inc.                                                              IN                Indiana Cable Advertising
TCI of Iowa, Inc.                                                                 IA                TCI Cablevision of Dubuque, Inc.
TCI of Kansas, Inc.                                                               KS
TCI of Maine, Inc.                                                                ME
TCI of Mississippi, Inc.                                                          MS
TCI of New Jersey, Inc.                                                           NV
TCI of New York, Inc.                                                             NY
TCI of North Central Kentucky, Inc.                                               KY
TCI of North Dakota, Inc.                                                         ND
TCI of Northern New Jersey, Inc.                                                  WA                TCI Cablevision of Central
                                                                                                      Colorado, Inc.
                                                                                                    TCI Cablevision of
                                                                                                      Northeastern Oregon
                                                                                                    TCI Cablevision of Southeast
                                                                                                      Washington
                                                                                                    TCI Cablevision of the
                                                                                                      Treasure Coast
                                                                                                    TCI of Northern New Jersey

TCI of Pennsylvania, Inc.                                                         PA                Northeast Television Advertising
                                                                                                    TCI of California
TCI of PR, Inc.                                                                   CO
TCI of Puerto Rico, Inc.                                                          CO
TCI of Rhode Island, Inc.                                                         RI
TCI of Seattle, Inc.                                                              DE
TCI of South Carolina, Inc.                                                       SC
TCI of Southern Maine, Inc.                                                       ME

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
TCI of Southern Minnesota, Inc.                                                   DE                TCI of Southern Minnesota
TCI of Tacoma, Inc.                                                               DE
TCI of Tennessee, Inc.                                                            TN
TCI of the Blufflands, Inc.                                                       DE                TCI Cable of La Crosse
                                                                                                    TCI of Southern Minnesota
TCI of Virginia, Inc.                                                             VA
TCI of Watertown, Inc.                                                            IA
TCI of West Virginia, Inc.                                                        WV                Northeast Television Advertising
TCI Oscar I, Inc.                                                                 CO
TCI Pacific Microwave, Inc.                                                       CO                Pacific Microwave
TCI Realty Investments Company                                                    DE
TCI Request, Inc.                                                                 CO
TCI Southeast Divisional Headquarters, Inc.                                       AL
TCI Southeast, Inc.                                                               DE
TCI Sports                                                                        UT
TCI Sports, Inc.                                                                  NV
TCI Starz, Inc.                                                                   CO
TCI Technology, Inc.                                                              CO
TCI Teleport of Boston, Inc.                                                      MA
TCI Teleport of Chicago, Inc.                                                     IL
TCI Teleport of Chicago-Switch, Inc.                                              IL
TCI Teleport of Dallas, Inc.                                                      TX
TCI Teleport of Detroit, Inc.                                                     MI
TCI Teleport of Hartford, Inc.                                                    CT
TCI Teleport of Houston, Inc.                                                     TX
TCI Teleport of Los Angeles, Inc.                                                 CA
TCI Teleport of Miami, Inc.                                                       FL
TCI Teleport of Phoenix, Inc.                                                     AZ
TCI Teleport of Pittsburgh, Inc.                                                  PA
TCI Teleport of San Francisco, Inc.                                               CA
TCI Teleport of Seattle, Inc.                                                     WA
TCI Teleport of St. Louis, Inc.                                                   MO
TCI Teleport, Inc.                                                                CO
TCI Teleport Partners, Inc.                                                       CO
TCI TKR Cable I, Inc.                                                             DE

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
TCI TKR Cable II, Inc.                                                            DE
TCI TKR Cable III, Inc.                                                           DE
TCI TKR Limited Partnership                                                       CO
TCI TKR of Alabama, Inc.                                                          DE                TCI of Alabama
TCI TKR of Central Florida, Inc.                                                  FL                TCI of Central Florida
TCI TKR of Dallas, Inc.                                                           DE
TCI TKR of Florida, Inc.                                                          DE
TCI TKR of Georgia, Inc.                                                          DE                TCI of Georgia
TCI TKR of Hollywood, Inc.                                                        DE                TCI of Hollywood
TCI TKR of Houston, Inc.                                                          TX                TCI Cablevision of Houston
TCI TKR of Jefferson County, Inc.                                                 KY                TKR Cable of Greater Louisville,
                                                                                                      Inc.
TCI TKR of Kentucky, Inc.                                                         DE
TCI TKR of Metro Dade, Inc.                                                       DE
TCI TKR of Northern Kentucky, Inc.                                                KY                TKR Cable of Northern Kentucky,
                                                                                                      Inc.
TCI TKR of South Dade, Inc.                                                       FL                TCI of South Dade
TCI TKR of South Florida, Inc.                                                    DE                TCI of South Florida
TCI TKR of Southeast Texas, Inc.                                                  DE
TCI TKR of Southern Kentucky, Inc.                                                DE                TKR Cable of Southern Kentucky,
                                                                                                      Inc.
TCI TKR of the Gulf Plains, Inc.                                                  DE                TCI of the Gulf Plains
TCI TKR of the Metroplex, Inc.                                                    TX                TCI Cablevision of the Metroplex
TCI TKR of Wyoming, Inc.                                                          WY
TCI TKR, Inc.                                                                     DE
TCI Turner Preferred, Inc.                                                        CO
TCI TVRO Management Corporation                                                   CO
TCI UA, Inc.                                                                      DE
TCI UA I, Inc.                                                                    CO
TCI West, Inc.                                                                    DE
TCI-Euromusic, Inc.                                                               CO
TCI-TVGOS, Inc.                                                                   CO
TCI-UC, Inc.                                                                      DE
TCI/Fox Funding Partnership                                                       NY
TCI/Liberty Holding Company                                                       DE
TCI/US WEST Cable Communications Group                                            CO
TCI/US West Cable Communications, Inc.                                            CO
TCI/US WEST Parliamentary Holdings Limited                                        UK

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
TCID - WW, Inc.                                                                   CO
TCID Data Transport, Inc.                                                         CO
TCID Games, Inc.                                                                  CO
TCID Networks, Inc.                                                               DE
TCID of Carson, Inc.                                                              CA
TCID of Chicago, Inc.                                                             IL
TCID of Florida, Inc.                                                             FL                TCI Cablevision of Pasco County
TCID of Michigan, Inc.                                                            NV
TCID of New Zealand Limited                                                       NZ
TCID of Puerto Rico, Inc.                                                         NV
TCID Partners, Inc.                                                               CO
TCID Partners II, Inc.                                                            CO
TCID of South Chicago, Inc.                                                       IL
TCID Video Enterprises, Inc.                                                      CO
TCID Virtual I/O, Inc.                                                            CO
TCID X*Press, Inc.                                                                CO
TCID-Commercial Music, Inc.                                                       CO
TCID-ICP III, Inc.                                                                CO
TCID-IP III, Inc.                                                                 CO
TCID-IP V, Inc.                                                                   CO
TCID-SVHH, Inc.                                                                   DE
TCIP, Inc.                                                                        CO
Telecable Nacional CXA                                                            DR
Telecommunications Cable Systems, Inc.                                            LA                TCI of Louisiana
Tele-Communications Dominicana, Inc.                                              DE
Tele-Communications, Inc.                                                         DE                TCI Cablevision of Durango, Inc.
Tele-Communications of Colorado, Inc.                                             CO                TCI Colorado Community Cable
                                                                                                      Television, Inc.
Tele-Communications of South Suburbia, Inc.                                       IL
Telenois, Inc.                                                                    IL
Teleport Communications Group, Inc.
Telestar-Kabelkom Kabelcommunikacios KFT                                          HUNGARY
Televents Group Joint Venture                                                     CO                TCI of Central Iowa
                                                                                                    TCI of Eastern Iowa
                                                                                                    TCI of the Heartlands
Televents Group, Inc.                                                             NV

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
Televents, Inc.                                                                   NV                TCI Cablevision of Contra Costa
                                                                                                      County
Televents of Colorado, Inc.                                                       CO
Televents of East County, Inc.                                                    WY                TCI Cablevision of East County
Televents of Florida, Inc.                                                        WY
Televents of Powder River, Inc.                                                   WY
Televents of San Joaquin, Inc.                                                    WY                TCI Cablevision of San Joaquin
Televents of Wyoming, Inc.                                                        WY
Television Cable Service, Inc.                                                    TX                TCI Cablevision of Abilene
                                                                                                    TCI Cablevision of East Texas
                                                                                                    TCI Cablevision of Perryton
                                                                                                    TCI Cablevision of West Texas

TeleWest Communications Group Ltd.                                                UK
TeleWest Europe Group                                                             CO
TeleWest Ltd.                                                                     UK
Telford Cable Ltd.                                                                UK
Telluride Cablevision, Inc.                                                       DE
TEMPO Cable, Inc.                                                                 OK                TCI of Arkansas (Tempo), Inc.
                                                                                                    TCI Cablevision of Central
                                                                                                      Oklahoma, Inc.
                                                                                                    TCI Cablevision of Nocona
                                                                                                    TCI Cablevision of Oklahoma
                                                                                                      (Tempo), Inc.
                                                                                                    TCI Cablevision of Texas
                                                                                                      (Tempo), Inc.
TEMPO Development Corporation                                                     OK
TEMPO Enterprises, Inc.                                                           OK                TEMPO Enterprises, Inc. (of
                                                                                                      Oklahoma)
TEMPO Satellite, Inc.                                                             OK
TEMPO Television, Inc.                                                            OK
Tennessee-Kentucky Cable TV Company                                               TN
Tevel Israel International Communications Ltd.                                    ISRAEL
The Alpine Tower Company                                                          NJ
The Cable Corporation Limited                                                     UK
The Fashion Channel Network, Inc.                                                 DE
The Greater Chicago Interconnect                                                  IL
The Greater Philadelphia Cable Interconnect                                       PA
The Hiline Network                                                                MT
The Parliamentary Channel Limited                                                 UK

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
The Wolfdale Corporation                                                          CO
The Woodlands Communications Network                                              TX
Tishdoret Achzakot Ltd.                                                           Israel
Trans-Muskingum, Incorporated                                                     WV
Tri Cities Cable Television Company                                               NE
Tri Cities Cable Television Operators                                             NE
Tribune Company Cable of Michigan, Inc.                                           DE                Tribune/United Cable of Oakland
                                                                                                      County
Tribune-United Cable of Oakland County                                            MI                TCI Cablevision of Oakland
                                                                                                      County, Inc.
Tulsa Cable Television, Inc.                                                      OK                TCI Cablevision of Tulsa
Turner Broadcasting System, Inc.
T.V. Sports Ltd.                                                                  IRELAND
Tyneside Cable Limited Partnership                                                CO
UA European Theatres, Inc.                                                        CO
UA Think, Inc.                                                                    CO
UA-Columbia Alpine Tower, Inc.                                                    NJ
UA-Columbia Cablevision of Massachusetts, Inc.                                    MA                TCI Cablevision of North
                                                                                                      Attleboro\Taunton
UA-Columbia Cablevision of New Jersey, Inc.                                       NJ
UA-Columbia Cablevision of Westchester, Inc.                                      NY                TCI Cable of Westchester
                                                                                                    TCI of Northern New Jersey

UA-France, Inc.                                                                   CO
UA-UII, Inc.                                                                      CO
UA-UII Management, Inc.                                                           CO
UACC Midwest, Inc.                                                                DE                Indiana Cable Advertising
                                                                                                    TCI Cablevision of Asheville
                                                                                                    TCI Cablevision of Central
                                                                                                      Illinois
                                                                                                    TCI Cablevision of Decatur
                                                                                                    TCI Cablevision of Merced County
                                                                                                    TCI Cablevision of Northshore
                                                                                                    TCI Cablevision of Santa Cruz
                                                                                                      County
                                                                                                    TCI Cablevision of Tracy
                                                                                                    TCI Cablevision of Vacaville
                                                                                                    TCI Cablevision of Walnut Creek
                                                                                                    TCI Cablevision of West
                                                                                                      Michigan, Inc.
                                                                                                    TCI of Central Indiana

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
                                                                                                    TCI of Evansville
                                                                                                    TCI of South Mississippi
UAII Merger Corp.                                                                 DE
UAII Sub No. 24, Inc.                                                             DE
UAII Turner Investment, Inc.                                                      CO
UATC Merger Corp.                                                                 NY
UCI Enterprises, Inc.                                                             CO
UCT Aircraft, Inc.                                                                CO
UCT Investments (Colorado), Inc.                                                  CO
UCT Video, Inc.                                                                   CO
UCT-Netherlands, B.V.                                                             NETHERLANDS
UCTC LP Company                                                                   DE
UCTC of Baltimore, Inc.                                                           DE
UCTC of Los Angeles County, Inc.                                                  DE                TCI Cablevision of Los Angeles
                                                                                                      County
UII-Ireland Limited Liability Company                                             UT
UII-Ireland, Ltd.                                                                 CO
UII Management                                                                    CO
UK Gold Broadcasting Ltd.                                                         UK
UK Gold Services Ltd.                                                             UK
UK Gold Television Limited                                                        UK
UK Living Ltd.                                                                    UK
United Advertising Network, Inc.                                                  CO
United Artists B.V.                                                               NETHERLANDS
United Artists Broadcast Properties, Inc.                                         DE
United Artists Cable Holdings, Inc.                                               CO
United Artists Cable Investments, Inc.                                            DE
United Artists Cable Television Avon, Inc.                                        CO
United Artists Cable Television Cotswolds, Inc.                                   CO
United Artists Cable Television Edinburgh, Inc.                                   CO
United Artists Cable Television Estuaries, Inc.                                   CO
United Artists Cable Television International Holdings, Inc.                      CO
United Artists Cable Television International Investments, Inc.                   CO
United Artists Cable Television International Limited                             UK
United Artists Cable Television International Service Company, Inc.               CO
United Artists Cable Television Tyneside, Inc.                                    CO

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
United Artists Cable Television UK Holdings, Inc.                                 DE
United Artists Cable Television-UK, Inc.                                          CO
United Artists Cablesystems Corporation                                           DE
United Artists (Childrens Channel) Limited                                        UK
United Artists Communications (Avon) Limited                                      UK
United Artists Communications (Cotswolds) Limited                                 UK
United Artists Communications (London South) Plc                                  UK
United Artists Communications (Nominees) Limited                                  UK
United Artists Communications (North East) Limited                                UK
United Artists Communications (North East) Partnership                            UK
United Artists Communications (North Thames Estuary) Limited                      UK
United Artists Communications (Scotland) Ltd.                                     UK
United Artists Communications (Scotland) Venture                                  UK
United Artists Communications (South East) Partnership                            UK
United Artists Communications (South Thames Estuary) Limited                      UK
United Artists Communications (Thames Estuary) Partnership                        UK
United Artists Communications (Tyneside) Ltd.                                     UK
United Artists Cotswolds Partnership Holdings L.P.                                CO
United Artists Entertainment Company                                              DE
United Artists Entertainment (Programming) Ltd.                                   UK
United Artists European Holdings Limited                                          UK
United Artists Holdings, Inc.                                                     DE
United Artists International, Inc.                                                CO
United Artists Investments, Inc.                                                  CO
United Artists Investments Ltd.                                                   UK
United Artists K-1 Investments, Inc.                                              CO
United Artists (Learning Channel) Limited                                         UK
United Artists Operator Services Corporation                                      CO
United Artists Payphone Corporation                                               CO
United Artists Preferred Investment, Inc.                                         CO
United Artists Programme Management Limited                                       UK
United Artists Programming International, Inc.                                    CO
United Artists Programming-Europe, Inc.                                           CO
United Artists Republic Investments, Inc.                                         CO
United Artists Satellite, Inc.                                                    CO

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
United Artists TeleCommunications, Inc.                                           DE
United Cable Ad-Link, Inc.                                                        CO
United Cable Advertising, Inc.                                                    CO
United Cable and Microwave Ltd.                                                   IRELAND
United Cable Entertainment Corporation                                            CO
United Cable Investment of Baltimore, Inc.                                        MD
United Cable (London South) Limited Partnership                                   CO
United Cable Productions, Inc.                                                    CO
United Cable Realty Co. of California, Inc.                                       CO
United Cable Shopping Channel, Inc.                                               CO
United Cable T.V. of Oakland County, Inc.                                         MI                TCI Cablevision of Oakland
                                                                                                      County, Inc.
United Cable Television Acquisition Corporation                                   CO                TCI of Colorado, Inc.
United Cable Television Corp. of Eastern Connecticut                              CT                TCI Cablevision of Central
                                                                                                      Connecticut
United Cable Television Corporation                                               DE                TCI Cable of the Midlands
                                                                                                    TCI Cablevision of Hayward
                                                                                                    TCI Cablevision of Treasure
                                                                                                      Valley
United Cable Television Corporation of Michigan                                   MI                TCI Cablevision of Woodhaven,
                                                                                                      Inc.
United Cable Television Corporation of Northern Illinois                          IL                TCI Cablevision of Northern
                                                                                                      Illinois
United Cable Television Financing Corporation                                     CO
United Cable Television Investments, Ltd.                                         CO
United Cable Television of Alameda, Inc.                                          CA                UCT of Alameda, Inc. #2
                                                                                                    TCI Cablevision of Alameda
United Cable Television of Baldwin Park, Inc.                                     CO                TCI Cablevision of Los Angeles
                                                                                                      County
United Cable Television of Baltimore Limited Partnership                          CO                United Artists Cable of
                                                                                                      Baltimore
United Cable Television of Bossier City, Inc.                                     DE                TCI of Louisiana
United Cable Television of California, Inc.                                       CO                TCI Cablevision of Cupertino\Los
                                                                                                      Altos
                                                                                                    TCI Cablevision of Davis
United Cable Television of Chaska, Inc.                                           CO
United Cable Television of Colorado, Inc.                                         CO                TCI of Colorado, Inc.
United Cable Television of Cupertino, Inc.                                        CA                TCI Cablevision of Cupertino\Los
                                                                                                      Altos
United Cable Television of East San Fernando Valley, Ltd.                         CO
United Cable Television of Eastern Shore, Inc.                                    DE                TCI Cablevision of Eastern Shore
United Cable Television of Hillsborough, Inc.                                     CO                TCI Cablevision of Hayward
United Cable Television of Illinois Valley, Inc.                                  IL                TCI Cablevision of Illinois
                                                                                                      Valley
United Cable Television of Jeffco, Inc.                                           CO                TCI of Colorado, Inc.

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
United Cable Television of Los Angeles, Inc.                                      CA                TCI Cablevision of Los Angeles
                                                                                                      County
United Cable Television of Los Angeles County, Ltd.                               CO
United Cable Television of Mid-Michigan, Inc.                                     MI                TCI Cablevision of Mid-Michigan,
                                                                                                      Inc.
United Cable Television of Northern Indiana, Inc.                                 DE                TCI of Northern Indiana
United Cable Television of Oakland County, Ltd.                                   CO
United Cable Television of Pico Rivera, Inc.                                      CO
United Cable Television of Santa Cruz, Inc.                                       CO                TCI Cablevision of Santa Cruz
                                                                                                      County
United Cable Television of Sarpy County, Inc.                                     NE                TCI Cable of the Midlands
United Cable Television of Scottsdale, Inc.                                       AZ                TCI Cable of Scottsdale
United Cable Television of Southern Illinois, Inc.                                DE                TCI Cablevision of Southern
                                                                                                      Illinois
United Cable Television of Western Colorado, Inc.                                 CO                TCI Cablevision of Western
                                                                                                      Colorado, Inc.
United Cable Television Real Estate Corporation                                   CO
United Cable Television Services Corporation                                      OK                TCI Cablevision of Central
                                                                                                      Connecticut
United Cable Television Services of Colorado, Inc.                                CO
United Cable Turner Investment, Inc.                                              CO
United Cable Video Investment, Inc.                                               CO
United Carphone Corporation                                                       CO
United CATV, Inc.                                                                 MD                TCI Cablevision of Annapolis
United Communications International                                               CO
United Corporate Communications Company                                           CO
United Entertainment Corporation                                                  CO
United Entertainment Network, Inc.                                                NE
United Hockey, Inc.                                                               CO
United International Investments                                                  CO
United Microwave Corporation                                                      DE
United of Oakland, Inc.                                                           DE                TCI Cablevision of Oakland
                                                                                                      County, Inc.
                                                                                                    Tribune/United Cable of
                                                                                                      Oakland County
United Paging Corporation                                                         CO
United Tribune Paging Corporation                                                 CO
United's Home Video Centers, Inc.                                                 CO
Upper Valley Telecable Company, Inc.                                              IN                TCI Cablevision of Idaho (UVTC),
                                                                                                      Inc.
Vacationland Cablevision, Inc.                                                    WI                TCI of South Central Wisconsin
Valley Cable TV, Inc.                                                             TX
Videopole                                                                         FRANCE
Vision Group Incorporated                                                         CO

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
Waltham Tele-Communications                                                       MA                TCI Cablevision of Waltham
Waltham Tele-Communications, Inc.                                                 CO
Wasatch Community T.V., Incorporated                                              UT
Wentronics, Inc.                                                                  NM                TCI Cablevision of Casper
                                                                                                    TCI Cablevision of Gallup
                                                                                                    TCI Cablevision of Moab
                                                                                                    TCI Cablevision of Western
                                                                                                      Colorado, Inc.
Wessex Cable Ltd.                                                                 UK
Western Community TV, Inc.                                                        MT
Western Information Systems, Inc.                                                 CO                WIS
Western New York Cable Advertising, L.P.                                          NY
Western Satellite 2, Inc.                                                         CO
Western Tele-Communications, Inc.                                                 DE
Westlink, Inc.                                                                    CO
WestMarc Cable Group, Inc.                                                        DE
WestMarc Cable Holding, Inc.                                                      DE                TCI of Central Minnesota
                                                                                                    TCI of Northern Iowa
                                                                                                    TCI of Northern Minnesota
                                                                                                    TCI of the Valley
WestMarc Communications, Inc.                                                     NV
WestMarc Communications of Minnesota, Inc.                                        DE                TCI of Central Minnesota
                                                                                                    TCI of Southern Minnesota
WestMarc Development II, Inc.                                                     CO
WestMarc Development III, Inc.                                                    CO
WestMarc Development IV, Inc.                                                     CO
WestMarc Development Joint Venture                                                CO                Michigan Cable Advertising
                                                                                                    TCI Cablevision of Greater
                                                                                                      Michigan, Inc.
                                                                                                    TCI Cablevision of Northwestern
                                                                                                      Connecticut
                                                                                                    TCI Cablevision of Cape Cod
                                                                                                    TCI Cablevision of Nantucket
                                                                                                    TCI Twin State Cable TV
                                                                                                    TCI/Twin Valley Cable
                                                                                                    TCI Cable of Vermont
WestMarc Development, Inc.                                                        CO
WestMarc Realty, Inc.                                                             CO

Subsidiary                                                                        Org.              d/b/a
- ----------                                                                        ----              -----
Westward Cables Ltd.                                                              IRELAND
Westward Horizon Ltd.                                                             IRELAND
Windsor Alarms Ltd.                                                               UK
Windsor Television Ltd.                                                           UK
Woodlands Cablevision Associates, L.P.                                            CO
WTCI Uplink, Inc.                                                                 PA